UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 26, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (843) 740-7015

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 26, 2006, Lieutenant General Roger G. Thompson, Jr., USA, Ret. was appointed to the Board of Directors.  On December 26, 2006, General Thompson was also appointed to the Audit Committee of the Board of Directors.

General Thompson has a 34-year military career, having commanded at all levels through Army Major Command.  General Thompson began his career in June 1966 in field artillery where he commanded firing batteries in Fort Hood, Texas and Vietnam until June 1969.  As an Army logistician from September 1972 until his retirement in October 1999, he commanded an early deploying transportation company, an Army port battalion, the 37th Transportation Command in Europe and Military Traffic Management Command. General Thompson served three times in the Department of the Army Staff. His last assignment was the Director of the Army Budget which concluded in July 1997 when he was promoted to Lieutenant General.  General Thompson completed his military career as the Deputy Commander in Chief, United States Transportation Command in October 1999.  General Thompson has served as the Vice President of Membership and Meetings for the Association of the United States Army, or AUSA, since October 2000.  He is responsible for AUSA National support to 128 chapters worldwide.  He also serves as the Chairman of the Annual Meeting Planning Committee and is responsible for AUSA’s nine symposia in key operational areas, the Winter Symposium and AUSA’s participation in four international military shows in support of the Army.  General Thompson holds a Bachelor of Science degree from the Unites States Military Academy, a Master’s degree in Business Administration from Syracuse University and a Master’s degree in National Security and Strategic Studies from the Naval War College.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	December 27, 2006
		By:	/s/ Gordon McGilton

Gordon McGilton
Chief Executive Officer